Exhibit 99.1

ChineseInvestors.com, Inc. Engages Boustead Securities, LLC

For Planned IPO of its Wholly-Owned Subsidiary, CBD Biotech

SAN GABRIEL, California, and SHANGHAI, China—December 27, 2018 /PRNewswire/ -- ChineseInvestors.com, Inc. (OTCQB: CIIX) (“CIIX” or the “Company”), a financial information website for Chinese-speaking investors, today announced that it has retained Boustead Securities, LLC as underwriter for the planned Initial Public Offering (“IPO”) of its wholly-owned foreign enterprise, CBD Biotech Co. Ltd. (“CBD Biotech”), concurrently with a listing on a national securities exchange.

Mr. Warren Wang, Founder, CEO and Chairman of ChineseInvestors.com, commented “This is part of a series of actions we have put into place to execute on our strategic plan to spin-out CBD Biotech. Additionally, we believe that listing on a national exchange speaks to the quality of CBD Biotech, will provide us with market visibility and access to capital, and further support our growth strategy. We look forward to working with Boustead Securities as IPO sponsor and underwriter.”

Boustead Securities' Dan McClory, Managing Director, Head of China, and Head of Equity Capital Markets, stated, "We believe CBD Biotech can potentially gain a first mover advantage in the Chinese CBD market, and could be well received in the public markets. Boustead looks forward to supporting CBD Biotech’s growth mission with capital through the planned IPO and national exchange listing."

About ChineseInvestors.com (OTCQB: CIIX)

Founded in 1999, ChineseInvestors.com endeavors to be an innovative company providing: (a) real-time market commentary, analysis, and educational related services in Chinese language character sets (traditional and simplified); (b) advertising and public relations-related support services; and (c) through its wholly-owned subsidiary CBD Biotech, retail, online and direct sales of hemp-based products and other health-related products.

For more information, visit ChineseInvestors.com

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About Boustead Securities, LLC

Boustead Securities, LLC ("Boustead") is an investment banking firm that executes and advises on IPOs, mergers and acquisitions, capital raises and restructuring assignments in a wide array of industries, geographies and transactions, for a broad client base. Boustead's core value proposition is the ability to create opportunity through innovative solutions and tenacious execution. With experienced professionals in the United States and around the world, Boustead's team moves quickly and provides a broad spectrum of sophisticated financial advice and services. For more information, visit www.boustead1828.com.

Forward-Looking Statements

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. All forward-looking statements are inherently uncertain as they are based on current expectations and assumptions concerning future events or future performance of the company. Readers are cautioned not to place undue reliance on these forward-looking statements, which are only predictions and speak only as of the date hereof. In evaluating such statements, prospective investors should review carefully various risks and uncertainties identified in this release and matters set in the company’s SEC filings. These risks and uncertainties could cause the company’s actual results to differ materially from those indicated in the forward-looking statements.

Contact:

ChineseInvestors.com, Inc.

227 W. Valley Blvd., #208 A

San Gabriel, CA 91776

Investor Relations:

Alan Klitenic

+1-214-636-2548

Corporate Communications:

NetworkNewsWire (NNW)

New York, New York

www.NetworkNewsWire.com

+212-418-1217 Office

Editor@NetworkNewsWire.com

SOURCE ChineseInvestors.com, Inc.

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